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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported)   August 21, 2001
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                         The Elder-Beerman Stores Corp.
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               (Exact Name of Registrant as Specified in Charter)

          Ohio                    0-02788                 31-0271980
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(State or Other Jurisdiction    (Commission    (IRS Employer Identification No.)
      of Incorporation          File Number)

    3155 El-Bee Road, Dayton, Ohio                           45439
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code  (937) 296-2700
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

                  On August 21, 2001, The Elder-Beerman Stores Corp. (the "Company") announced that Frederick J. Mershad, Chairman of the Board, President and Chief Executive Officer of the Company notified the Board of Directors of the Company of his intention to retire from the Company and resign from the Board, effective December 31, 2001. The Board of Directors has authorized a search committee and started the process to select a new Chief Executive Officer. The Company is filing herewith the press release issued August 21, 2001 as Exhibit 99.1 hereto.

Item 7.  Financial Statements, Pro-Forma Financial Information And Exhibits.

         (c)      Exhibits.

                  Exhibit No.         Description
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                  99.1                Press Release, dated August 21, 2001.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE ELDER-BEERMAN STORES CORP.

                              By:  /s/ Scott J. Davido
                                   -------------------------------------
                              Name:  Scott J. Davido
                              Title: Executive Vice President, Chief Executive
                                     Officer, Treasurer and Secretary

Date:  August 24, 2001





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                                  EXHIBIT INDEX

Exhibit No.                Description
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99.1                       Press Release, dated August 21, 2001.